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EXHIBIT 24.1 - DIRECTORS' POWERS OF ATTORNEY


                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ProVantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                    /s/ William J. Podany
                                                     --------------------
                                                    William J. Podany


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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ProVantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in all his capacities with ProVantage Health Services, Inc. to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                /s/ Jeffrey C. Girard
                                                 --------------------
                                                Jeffrey C. Girard





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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ProVantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                /s/  Jeffrey A. Jones
                                                ---------------------
                                                Jeffrey A. Jones




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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ProVantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                /s/  Dale P. Kramer
                                                 ------------------
                                                Dale P. Kramer




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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of ProVantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                 /s/ Terry R. Thompson
                                                  --------------------
                                                 Terry R. Thompson



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                          DIRECTOR'S POWER OF ATTORNEY


         The undersigned director of Provantage Health Services, Inc. designates Patricia A. Nussle with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ProVantage Health Services, Inc. Form 10-K for the fiscal year ended January 29, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ProVantage Health Services, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

         Dated this 29th day of February, 2000.




                                                 /s/ Gregory H. Wolf
                                                  ------------------
                                                 Gregory H. Wolf


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